Other Commitments and Contingencies (Notes)	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES DISCLOSURE [Text Block]
16.     OTHER COMMITMENTS AND CONTINGENCIES

Assets Pledged

(in thousands of $)	As of June 30, 2014	As of December 31, 2013
Book value of vessels secured against long-term loans	897,676	700,726

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. In the event of any adverse tax changes or a successful challenge by the U.K. Revenue authorities with regard to the initial tax basis of the transactions, or in relation to the lease restructuring and subsequent terminations we have entered into in 2010 or in the event of an early termination of our remaining leases, we may be required to make additional payments to the U.K. vessel lessors or the U.K. revenue authorities which could adversely affect our earnings and financial position. We would be required to return all or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we have received or accrued over time, together with fees that were incurred in respect of our lease financing transactions including the restructuring and subsequent termination transactions or post additional security or make additional payments to the U.K. vessel lessors. Six U.K. tax leases we entered into during 2003 were structured so that a cash benefit was received up front (in total a gross amount before deduction of fees of approximately £41.0 million British pounds). Of these six leases we have since terminated five, with one lease remaining, being that of the Methane Princess lease. Pursuant to the deconsolidation of Golar Partners in 2012, Golar Partners is no longer considered a controlled entity but an affiliate and therefore the capital lease obligation relating to this remaining U.K. tax lease is not consolidated into our balance sheet as of June 30, 2014.

Under the indemnity provisions of the Omnibus Agreement or the respective share purchase agreements, we have agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final scheduled amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the U.K. Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the U.K. tax leases or in relation to the lease restructuring and terminations in 2010, we have agreed to indemnify Golar Partners.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

NR Satu related claim

PT Golar Indonesia, a subsidiary of Golar Partners that is both the owner and operator of the NR Satu, has been notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas, claiming that Golar Partners and its subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. As of the current date, no suit has been filed and both we and Golar Partners are of the view that, were the claim to be filed with the Indonesian authorities, any resolution could potentially take years. We both continue to believe we have meritorious defences against these claims, however, we are currently involved in compromise settlement discussions with the other parties. The compromise settlement amount is expected to be approximately $3.3 million. Golar Partners considers it probable that approximately $2.5 million of the estimated settlement will be recoverable from its subcontractor who is also a party to these settlement discussions.  As part of the disposal of the NR Satu in July 2012 by us, we have also agreed to indemnify Golar Partners against any non-recoverable losses. Accordingly , as of June 30, 2014, we have recorded a provision of $0.8 million in relation to our indemnity to Golar Partners' non-recoverable losses.

Golar Viking related claim

In January 2011, Qatar Gas Trading Company Limited ("Nakilat") chartered the Golar Viking from us for a period of 15 months. In April 2012, the time charter party agreement was terminated early. On February 15, 2013, Nakilat formally commenced arbitration proceedings against Golar initially claiming damages of $20.9 million for breach of contract, including that of unlawful termination of the charter. The claim has subsequently been revised to $24.8 million. We believe that we have strong arguments to defend ourselves against any such claims, accordingly, as of June 30, 2014, have not recorded any provision. The arbitration hearing is not timed no earlier than 2015, and it is possible that the outcome of the arbitration proceedings, including legal costs and interest, may result in a loss of anything up to a maximum of $31.5 million.

Douglas Channel LNG Assets Partnership claim

In May 2013, we provided a short-term loan of $12.0 million to Douglas Channel LNG Assets Partnership ("DCLAP") as part of the potential FLNG project in Douglas Channel, British Columbia. The General Partner of DCLAP is a company wholly owned by LNG Partner LLC ("LNGP"). The loan had a maturity date of September 30, 2013 and is secured by a general security agreement over the pipeline transportation capacity on the pipeline system that delivers natural gas to the area where the FLNG project is intended to operate. In September 2013, LNGP filed for bankruptcy. We have also since commenced legal proceedings against LNGP seeking to have a receiver appointed over the secured assets. Of the $12.0 million short-term loan, $2.5 million has been recovered to date. We believe that we have strong arguments regarding our claim and the outstanding loan is recoverable, accordingly, as of June 30, 2014, have not recorded any provision against the outstanding loan receivable.